UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 15, 2009

Claimsnet.com inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14665	75-2649230
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14860 Montfort Dr, Suite 250, Dallas, Texas		75254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-458-1701

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 15, 2009, Claimsnet.com, inc., a Delaware corporation ("Claimsnet"), borrowed an aggregate of $75,000 from National Financial Corporation ("NFC"), a related party, and in return issued an unsecured promissory note (the "Note"). The Note bears interest at the rate of 3% per annum. Principal and accrued and unpaid interest on the Note are due on demand. In the event Claimsnet cannot satisfy the demand for payment, it shall not be in default of the Note until NFC provides seven (7) days written notice and opportunity to cure such default. Upon such a default, the rate of interest increases to the highest rate allowed by law.

A description of the relationship between Claimsnet and NFC is provided in Claimsnet’s Annual Report on Form 10-K for the year ended December 31, 2008, in "Item 11. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters," which section is incorporated herein by reference for all purposes.

The proceeds from the Note will be used to finance Claimsnet’s working capital requirements.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Note which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for a description of Claimsnet’s financial obligations pursuant to the Note.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2009, Claimsnet accepted the resignation of Gary Austin as its President and Chief of Operations. Claimsnet appointed Don Crosbie to succeed Mr. Austin as President. Mr. Crosbie continues to serve as our Chief Executive Officer and Chairman, positions he has held since October 2002. Mr. Austin now serves as Vice President of Operations of Claimsnet.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1. Unsecured Promissory Note Made by Claimsnet.com inc. in Favor of National Financial Corporation, dated April 15, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Claimsnet.com inc.

April 20, 2009	By:	Laura Bray

Name: Laura Bray
Title: CFO

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Exhibit Index

Exhibit No.	Description

10.1	Unsecured Promissory Note Made by Claimsnet.com inc. in Favor of National Financial Corporation, dated April 15, 2009